ING Partners, Inc

ING Davis Venture Value Portfolio (“Portfolio”)

Supplement dated July 17, 2007 to the
Adviser Class and Service Class Prospectus, the Initial Class Prospectus and the
Adviser Class, Initial Class and Service Class Statement of Additional Information (“SAI”) each dated April 30, 2007

On July 12, 2007 the Board of Trustees of ING Partners, Inc. approved changing the Portfolio’s name from ING Davis Venture Value Portfolio to ING Davis New York Venture Portfolio, effective on or about August 20, 2007. Therefore, all references included in the Prospectuses and SAI to “ING Davis Venture Value Portfolio” and “Davis Venture Value Portfolio” will be deleted and replaced with “ING Davis New York Venture Portfolio” and “Davis New York Venture Portfolio” respectively effective August 20, 2007.

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